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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors of Lexmark International Group, Inc., a Delaware corporation ("Group") and Lexmark International, Inc., a Delaware corporation ("Lexmark"), does hereby make, constitute and appoint Paul J. Curlander, Gary E. Morin and Vincent J. Cole, the address of each of which is in care of Lexmark, One Lexmark Centre Drive, Lexington, Kentucky 40550, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign in any and all capacities and to file or cause to be filed, a Post-Effective Amendment to Registration Statement on Form S-8 amending the registration of shares of Group's Class A Common Stock, par value $.01, in connection with the merger of Group with and into Lexmark, with the Securities and Exchange
Commission (the "Commission"), pursuant to the Securities Act of 1933, as amended, and any and all amendments to such Form S-8, as well as such other instruments that may be necessary or desirable to enable Group and Lexmark to comply with any rules, regulations or requirements of the Commission and the securities or Blue Sky laws of any state or other governmental subdivision, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned have set their hands this 29th day of June, 2000.

/s/ B. Charles Ames                                  /s/ Teresa Beck
---------------------------                          ---------------------------
B. Charles Ames                                      Teresa Beck

/s/ Frank T. Cary                                    /s/ Paul J. Curlander
---------------------------                          ---------------------------
Frank T. Cary                                        Paul J. Curlander

/s/ William R. Fields                                /s/ Ralph E. Gomory
---------------------------                          ---------------------------
William R. Fields                                    Ralph E. Gomory

/s/ Stephen R. Hardis                                /s/ James F. Hardymon
---------------------------                          ---------------------------
Stephen R. Hardis                                    James F. Hardymon

/s/ Robert Holland, Jr.                              /s/ Marvin L. Mann
---------------------------                          ---------------------------
Robert Holland, Jr.                                  Marvin L. Mann

/s/ Michael J. Maples                                /s/ Martin D. Walker
---------------------------                          ---------------------------
Michael J. Maples                                    Martin D. Walker